SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                DAG Media, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|X|   No Fee Required

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

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

                                 DAG MEDIA, INC.

  Notice of Annual Meeting of Stockholders to be held on Friday, June 22, 2001

                               ------------------

      The Annual Meeting of Stockholders of DAG Media, Inc. will be held at the Holiday Inn Hotel, 440 West 57th Street, New York, New York, on Friday, June 22, 2001 at 9:00 a.m., Eastern Daylight Savings Time, for the purpose of considering and acting upon the following:

      1.    Election of six (6) Directors.

      2. A proposed amendment to the Company's Stock Option Plan to increase by 145,000 shares the maximum number of shares issuable thereunder.

      3. Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on May 10, 2001 as the record date for determining the stockholders having the right to notice of and to vote at the meeting.

                                      By order of the Board of Directors


                                      Assaf Ran
                                      President

Kew Gardens, New York
May 20, 2001

------------------------------------------------------------------------------
IMPORTANT:           Every stockholder, whether or not he or she expects to
                     attend the annual meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope.

                     Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                     We shall appreciate your giving this matter your prompt attention.

                                 DAG MEDIA, INC.

                               -------------------

                                 PROXY STATEMENT

                       For Annual Meeting of Stockholders
                            to be Held June 22, 2001

                                -----------------

      Proxies in the form enclosed with this Statement are solicited by the Board of Directors of DAG Media Inc. (the "Company") to be used at the Annual Meeting of Stockholders to be held at the Holiday Inn Hotel, 440 West 57th Street, New York, New York, on June 22, 2001 at 9:00 a.m., Eastern Daylight Savings Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company's principal executive offices are located at 125-10 Queens Boulevard, Kew Gardens, New York 11415. The approximate date on which this Statement and the accompanying proxy will be mailed to Stockholders is May 20, 2001.

                          THE VOTING AND VOTE REQUIRED

      On the record date for the meeting, the close of business on May 10, 2001, there were outstanding 2,907,460 shares of common stock of the Company (the "Common Stock"), each of which will be entitled to one vote.

      Directors are elected by a plurality of the votes cast at the meeting. Approval of the proposed amendment to the Company's Stock Option Plan requires the affirmative vote of a majority of the votes cast at the meeting.

      All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, either by oral or written notice, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy which are marked "WITHHOLD AUTHORITY" to vote for all six nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies which are marked "ABSTAIN" on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies ("broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table shows certain information with respect to beneficial ownership of the Company's Common Stock on March 27, 2001 by all persons known to be the beneficial owners of more than 5% of its outstanding shares, and by all Directors and Officers of the Company, as a group:

                                       Shares Beneficially
      Name of Beneficial Owner               Owned(1)            % of Class

 Assaf Ran
 C/o DAG Media, Inc.
 125-10 Queens Boulevard
 Kew Gardens, New York 11415                 1,413,095             48.60%

 All Directors and Officers as a
   group (7 persons)                         1,510,095             51.94%

--------------------
(1) A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercise or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on 2,907,460 shares outstanding on March 27, 2001.

                              ELECTION OF DIRECTORS

      Six directors are to be elected at the Annual Meeting each for a term of one year and until the election and qualification of a successor.

      It is intended that votes pursuant to the enclosed proxy will be cast for the election of the six nominees named below. In the event that any such nominee should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person, if any, as shall be designated by the Board of Directors (the "Board"). Management has no reason to believe these nominees will not be available for election. All six nominees are currently members of our Board of Directors.

      The nominees for election and certain information about them are shown in the following table:

                                                                                          Shares
                                                                                       Beneficially        Percent
Nominees for Election                                                                    Owned on            Of
                                                                                     March 27, 2001(1)      Class
                                                                                     -----------------      -----
Assaf Ran, 35, has been our Chief Executive Officer, President and a member of our Board of Directors since our inception in 1989. In 1987 Mr. Ran founded Dapey Assaf Maagarei Mechirim, Ltd., a publishing company in
      Israel, and is a member of its board of directors.                                  1,413,095       48.60%

Michael J. Jackson, 35, has been a member of our Board of Directors since July
      2000. He has been Corporate Controller since August 1999 and Chief
      Accounting Officer since May 2000 of AGENCY.COM, a global internet professional services company. From October 1994 to August 1999 Mr.
      Jackson was manager with Arthur Andersen, LLP and Ernst and Young. Mr.
      Jackson served on the New York State Society Auditing Standards and
      Procedures Committee from 1998 to 1999 and is currently serving on the New
      York State Society's SEC Committee.                                                     7,000         *

Orna Kirsh, 30, has been our Chief Financial Officer since July 1999 and a member of our Board of Directors since September 1999. Ms. Kirsh is a New
      York licensed CPA and formerly worked for Arthur Andersen LLP, the
      Company's auditors. Ms. Kirsh received her BS in accounting in May 1992
      from the NYU Stern School of Business.                                                 12,500         *

Phillip Michals, 31, has been a member of our Board of Directors since March
      1999. He is the founder and, since August 1996, the president of Up-Tick
      Trading, a consulting company to investment banking firms. Since July
      1994, he has also been a principal and a vice president of Michals and
      Stockmen Consulting Inc., a management consulting firm. Mr. Michals received a BS degree in human resources from the University of Delaware in
      May 1992.                                                                              14,000         *

                                                                                          Shares
                                                                                       Beneficially      Percent
Nominees for Election                                                                    Owned on          Of
                                                                                     March 27, 2001(1)    Class
                                                                                     -----------------    -----
Eran Goldshmid, 34, has been a member of our Board of Directors since March
      1999. Since December 1998, he has been the general manager of the Carmiel
      Shopping Center in Carmiel, Israel. From April 1995 through December 1998, he was head of marketing at Environmental Engineering & Design Company,
      Ltd., Tel Aviv, Israel. From February 1993 through April 1995, he was head of a sales office for Yedioth Aharonoth, an Israeli daily newspaper. Mr.
      Goldshmid received certification as a financial consultant in February
      1993 from the School for Investment Consultants, Tel Aviv, Israel, and a
      BA in business administration from the University of Humberside, England
      in December 1998.                                                                      14,000         *

Stephen A. Zelnick, 63, has been a member of our Board of Directors since July
      2000. He has been a partner in the law firm Morse Zelnick Rose & Lander
      LLP since its inception in August 1995. Mr. Zelnick also serves on the
      Board of Directors of Milestone Scientific, Inc., a publicly traded company on NASDAQ. Mr. Zelnick holds a BS degree in Economics with an accounting major from the Wharton School of the University of Pennsylvenia
      in 1957 and an LLB from Yale Law School in 1960.                                       17,000         *

-----------------
*     Less than 1%
(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the filing of this report upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned.

The Board unanimously recommends a vote FOR the election of each of the nominees.

Board of Directors and Committees

      The Board of Directors held three meetings during fiscal year 2000. The Audit Committee and the Compensation Committee did not hold any meetings during fiscal year 2000 as audit and compensation issues were discussed during general Board Meetings. From January 1, 2000 until July 18, 2000 the Audit Committee was comprised of Messrs. Yoram Evan, Phillip Michals and Eran Goldshmid and the Compensation Committee was comprised of Messrs. Yoram Evan, Phillip Michaels and Eran Goldshmid. After the Annual Meeting of the Board, on July 18, 2000 the Audit Committee was comprised of Messrs. Stephen A. Zelnick, Michael J. Jackson and Phillip Michals and the Compensation Committee was comprised of Messrs. Stephen A. Zelnick, Eran Goldshmid and Phillip Michals.

      All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All directors attended more than 75% of the aggregate number of meetings of the Board and its committees. All the incumbent directors, except for Gury Barlev, are standing for reelection as directors.

      The Compensation Committee's role is to review and recommend to the Board the compensation and benefits of all officers of the Company, to review general policy matters relating to compensation and benefits of all of the officers of the Company, to administer the stock option plan and to authorize the issuance of stock options to the Company's officers, employees, directors and consultants.

      The Audit Committee's role is to meet with management and the Company's independent members auditors to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee is operating under the Audit Committee Charter, which was adopted by the Board of Directors and a copy of which is annexed to this Proxy. All of the members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD").

Audit Committee Report

      The Audit Committee has reviewed the Company's audited financial statements for the year ended December 31, 2001. In conjunction with its review, the Audit Committee has met with the management of the Company to discuss the audited financial statements. In addition, the Company has discussed with its independent auditors, Arthur Andersen LLP, the matters required pursuant to Statement on Accounting Standards No. 61 and has received the written disclosures and the letter from Arthur Andersen LLP required by the Independence Standards Board No. 1. The Audit Committee has also discussed with Arthur Andersen LLP its independence from management and the Company. Arthur Andersen LLP has full and free access to the Audit Committee.

Based on this review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Audit Committee Members: Stephen A. Zelnick, Michael Jackson and Phillip Michal.

Audit Fees

      The aggregate fees billed for the professional services rendered by Arthur Andersen LLP for the audit of the Company's annual financial statements for fiscal year 2000 and the reviews of the Company's financial statements included in the Company's Forms 10-QSB for fiscal year 2000 totaled $60,000.

Financial Information Systems Design and Implementation Fees

      No professional services were rendered by Arthur Andersen LLP in connection with information systems, design and implementation during fiscal year 2000.

All Other Fees

      The Company was billed approximately $50,000 by Arthur Andersen LLP for consulting services rendered during fiscal year 2000 with respect to establishment of strategic relationships.

Audit Committee Consideration

      None

Work Performed by Principal Accountant's Full Time Permanent Employees

      Arthur Andersen LLP's services rendered in performing the Company's audits for fiscal year 2000 were performed by full time, permanent employees and partners of Arthur Andersen LLP.

Independent Public Accountants

      In order for the Company to remain in a position to explore alternative choices meeting the needs of the Company and its shareholders, the Company is not now seeking, stockholders approval for independent public accountants for fiscal year 2001.

              AMENDMENT OF THE COMPANY'S 1999 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED UNDER THE PLAN

      The Board of Directors has determined that it is advisable to amend the Company's 1999 Stock Option Plan to increase the maximum number of authorized but unissued shares of Common Stock for the grant of awards under the Plan from 270,00 to 415,000 shares. As of May 1, 2001 34,116 shares of Common Stock remained available for grant

      The purpose of the 1999 Stock Option Plan is to align the interests of officers, other key employees, consultants and non-employee directors of the Company and its subsidiaries with those of the shareholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company's business. The basis of participation in the Plan is upon discretionary grants of the Board of Directors and the approximate number of persons who will be eligible to participate in this plan during fiscal year 2001 is eight. The availability of additional shares will enhance the Company's ability to achieve these goals.

      Approval of this amendment requires the affirmative vote of a majority of the shares of Common Stock present at the meeting in person or by proxy.

      The following table sets forth the benefits that will be received by each of the following persons, following the approval by Shareholders of the amendment to the Stock Option Plan :

Name and Position                        Dollar Value($)     Number of Options
-----------------                        ---------------     -----------------

Assaf Ran, President and Chief           Undeterminable            70,000
    Executive Officer

Orna Kirsh, Chief Financial Officer      Undeterminable            30,000

Executive Officers as a Group            Undeterminable           100,000

Non-Executive Directors as a Group       Undeterminable            28,000

                  The Board recommends a vote FOR this proposal

                     COMPENSATION OF DIRECTORS AND OFFICERS
                               AND RELATED MATTERS

Executive Compensation.

      The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 1998, 1999 and 2000 by (i) the Company's Chief Executive Officer and (ii) the most highly compensated executive officers, other than the CEO, who were serving as executive officers at the end of the 2000 fiscal year and whose salary as determined by Regulation S-B, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the "Named Executives").

                           Summary Compensation Table

                                                                              Long-Term Compensation
                                                                    -------------------------------------------
                                                  Annual
                                               Compensation               Awards                  Payouts
                                            --------------------    ------------------      -------------------
                                                                      Common Stock               All Other
       Name and                                Salary/Bonus         Underlying Options         Compensation
  Principal Position            Year               ($)                     (#)                      ($)
--------------------------    --------      --------------------    ------------------      -------------------
Assaf Ran
  Chief Executive               2000             $67,788                    --                     $2,250
     Officer and                1999             $75,000                    --
     President                  1998             $25,000

Orna Kirsh
    Chief Financial             2000        $98,717/$10,000                                        $3,000
       Officer                  1999             $43,584

Compensation of Directors

      Non-employee directors are granted, upon becoming a director, five-year options to purchase 7,000 shares of Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of grant. They receive no cash compensation.

Employment Contracts

      In March 1999, the Company entered into an employment agreement with Assaf Ran, its president and chief executive officer. Mr. Ran's employment term initially ends June 30, 2002 but renews automatically for successive one-year periods until either party gives 180 days written notice of its intention to terminate the agreement. Under the agreement, Mr. Ran receives an annual base salary of $75,000, annual bonuses as determined by the compensation committee of the Board of Directors in its sole and absolute discretion and is eligible to participate in all executive benefit plans established and maintained by the Company. Under the agreement, Mr. Ran agreed to a one-year non-competition period following the termination of his employment.

      On July 19, 1999, the Company entered into an employment agreement with Orna Kirsh, providing for her employment as chief financial officer of the Company through July 19, 2001 at a base salary of $100,000. The agreement with Ms. Kirsh renews automatically for successive one-year periods until either party gives 14 days written notice of its intention to terminate the agreement.

Certain Relationships and Related Transactions

      On September 21, 2000 the Company pledged $1,000,000 as security for a promissory note (the "Note") payable by its Chief Executive Officer to Chase Manhattan Bank (the "Bank"). On January 26, 2001, the Bank released the restriction it placed on this $1,000,000 pledge following the settlement of the Note. This cash and accumulating interest is free of any liens and restrictions as of January 26, 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the best of the Company's knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) shareholders were complied with during 2000.

                                  MISCELLANEOUS

Other Matters

      Management knows of no matter other than the foregoing to be brought before the Annual Meeting of Stockholders, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Reports and Financial Statements

      The Company's Annual Report for the year ended December 31, 2000 including Audited Financial Statements is included with this proxy material. Such Report and Financial Statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.

      A copy of the Company's Annual Report on Form 10-KSB, without exhibits, will be provided without charge to any stockholder submitting a written request. Such request should be addressed to Orna Kirsh, Chief Financial Officer, DAG Media, Inc., 125-10 Queens Boulevard, Kew Gardens, New York 11415.

Solicitation of Proxies

      The entire cost of the solicitation of proxies will be borne by the Company. Proxies may be solicited by directors, officers and regular employees of the Company, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Stock.

Stockholder Proposals

      Stockholder proposals intended to be presented at the Company's 2002 Annual Meeting must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than March 1, 2002. Such proposals should be addressed to Orna Kirsh, Chief Financial officer, DAG Media, Inc., 125-10 Queens Boulevard, Kew Gardens, New York 11415.

      EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                                       By order of the Board of Directors


                                       Assaf Ran
                                         President

Kew Gardens, New York
May 20, 2001

                                    Amendment

DAG MEDIA Inc.
Audit Committee Charter

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of DAG Media Inc. (the "Company") will assist the Board in fulfilling its oversight responsibilities and will have the authority and specific duties described below.

COMPOSITION

The Committee will be comprised of two or more directors as determined by the Board. The Committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member. The members of the Committee will be elected annually at the organizational meeting of the Board. One of the members of the Committee will be elected Committee Chairman by the Board.

RESPONSIBILITY

The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to stockholders and filed with the Securities and Exchange Commission ("SEC"); (ii) the system of internal controls that management has established; and (iii) the external audit process. In addition, the Committee provides an avenue for communication between the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principals. These functions are conducted by the Company's management and its independent accountants. It is further not the duty of the Committee to plan or to conduct investigations, to resolve any disagreements between management and the independent accountants or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters and all employees of the Company will be directed to cooperate with the Committee and any external professionals retained by them.

MEETINGS

The Committee is to meet four times annually and as many additional times as the Committee deems necessary. The Committee is to meet in separate executive sessions with the Chief Financial Officer of the Company and the independent accountants (and may meet separately with the independent accountants if the Committee so chooses) at least once a year and at other times when considered appropriate.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chairman may request that members of management and representatives of the independent accountants be present at Committee meetings.

SPECIFIC DUTIES

In assisting the Board in carrying out its oversight responsibilities, the Committee will:

      1.    Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.
      2.    Review with the Company's management and independent accountants, the Company's accounting and financial reporting controls; and obtain annually from the independent accountants their view as to the adequacy of such controls.
      3. Review with the Company's management and independent accountants, significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statement.
      4. Review the scope and general extent of the independent accountants' annual audit. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.
      5. Enquire as to the independence of the independent and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.
      6. Have a predetermined arrangement with the independent accountants that they will advise the Committee, through its Chairman, and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification, as required under Standards for Communication with Audit Committees, is to be made prior to the related press release or, if not practicable, prior to the Form 10-QSB filing.
      7. At the completion of the annual audit, review with management the following:

                  o The annual financial statements and related footnotes and financial information to be included in the Company's annual report to stockholders on Form 10-KSB.

                  o Results of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.
                  o Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Enquire about the cooperation received by the independent accountants during their audit, including their access to all requested records, data and information.

      8. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.
      9. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.
      10. Recommend to the Board, the selection, retention or termination of the Company's independent accountants.
      11. Generally as part of the review of the annual financial statements, have access and receive oral reports, if desired, from the Company's counsel concerning legal and regulatory matters that may have a material impact on the financial statements.
      12. Consider such other matters in relation to the financial affairs of the Company, and in relation to the external audit of the Company as the Committee may, in its discretion, determine to be advisable.

      Dated: May 16, 2001